DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND C CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T) = ERV

      ONE
      YEAR
   ----------
                       1
            $1000(1 - T) = $1, 078.21


T =         7.82%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND C CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                                 n
                          P(1 + T) = ERV

      ONE
      YEAR
   ----------
                        1
            $1000(1 - T) = $1,088.21


T =         8.82%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND B CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                                 n
                          P(1 + T) = ERV

      ONE
      YEAR
   ----------
                       1
            $1000(1 - T) = $1,049.54


T =         4.95%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND B CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                                 n
                          P(1 + T) = ERV

      ONE
      YEAR
   ----------

                       1
            $1000(1 - T) = $1,089.54


T =         8.95%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND A CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                                 n
                          P(1 + T) = ERV

      ONE
      YEAR
   ----------
                       1
            $1000(1 - T) = $1,096.76


T =        9.68%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND A CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                                 n
                          P(1 + T) = ERV

      ONE
      YEAR
   ----------
                       1
            $1000(1 - T) = $1,055.90


T =         5.59%

TAX-FREE MINNESOTA FUND C CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                                 n
                          P(1 + T) = ERV


      ONE
      YEAR
   ----------
                       1
            $1000(1 - T) = $1,084.56


T =           8.46%




      THREE
      YEARS
   ----------
                       3
            $1000(1 - T) = $1,261.19


T =             8.04%


      FIVE
      YEARS
   ----------
                       5
            $1000(1 - T) = $1,790.04


T =           12.35%

       TEN
      YEARS
   ----------
                       10
            $1000(1 - T) = $2,766.33


T =            10.71%


     FIFTEEN
      YEARS
    ----------
                       15
            $1000(1 - T) = $2,766.33


T =            10.71%


     LIFE OF
      FUND
   ----------
                  24.94794521
            $1000(1 - T) = $9,964.20


T =             9.65%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND C CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                                   $1,000.00
Beginning OFFER                                                         $12.41
Initial Shares                                                          80.580


   Fiscal     Beginning       Dividends         Reinvested       Cumulative
    Year       Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
   1997        80.580          $0.557              3.647            84.227
--------------------------------------------------------------------------------







Ending Shares                                          84.227
Ending NAV                                x            $12.92
                                                 ------------
                                                    $1,088.21
Less CDSC                                              $10.00
                                                 ------------

Investment Return                                   $1,078.21


Total Return Performance
------------------------
Investment Return                                   $1,078.21
Less Initial Investment                             $1,000.00
                                                 ------------
                                                       $78.21 / $1,000.00 x 100



Total Return:                                            7.82%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND B CLASS
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                                   $1,000.00
Beginning OFFER                                                         $12.40
Initial Shares                                                          80.645

   Fiscal     Beginning       Dividends         Reinvested       Cumulative
    Year       Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
    1997       80.645           $0.547             3.750            84.395
--------------------------------------------------------------------------------







Ending Shares                                           84.395
Ending NAV                                    x         $12.91
                                                  ------------
                                                     $1,089.54
Less CDSC                                               $40.00
                                                  ------------

Investment Return                                    $1,049.54


Total Return Performance
------------------------
Investment Return                                    $1,049.54
Less Initial Investment                              $1,000.00
                                                  ------------
                                                        $49.54 / $1,000.00 x 100



Total Return:                                             4.95%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND A CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR
--------------------------------------------------------------------------------


Initial Investment                                                   $1,000.00
Beginning OFFER                                                         $12.40
Initial Shares                                                          80.645


   Fiscal     Beginning       Dividends         Reinvested       Cumulative
    Year       Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
    1997       80.645          $0.655             4.309             84.954
--------------------------------------------------------------------------------







Ending Shares                                        84.954
Ending NAV                                   x       $12.91
                                                -----------
Investment Return                                 $1,096.76





Total Return Performance
------------------------
Investment Return                                 $1,096.76
Less Initial Investment                           $1,000.00
                                                -----------
                                                     $96.76 / $1,000.00 x 100



Total Return:                                          9.68%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND A CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR
--------------------------------------------------------------------------------


Initial Investment                                                   $1,000.00
Beginning OFFER                                                         $12.88
Initial Shares                                                          77.640


   Fiscal     Beginning       Dividends         Reinvested       Cumulative
    Year       Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
    1997       77.640           $0.655             4.149            81.789
--------------------------------------------------------------------------------







Ending Shares                                         81.789
Ending NAV                                  x         $12.91
                                                 -----------
Investment Return                                  $1,055.90





Total Return Performance
------------------------
Investment Return                                  $1,055.90
Less Initial Investment                            $1,000.00
                                                 -----------
                                                      $55.90 / $1,000.00 x 100



Total Return:                                           5.59%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND C CLASS
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                                   $1,000.00
Beginning OFFER                                                         $12.41
Initial Shares                                                          80.580


   Fiscal     Beginning       Dividends         Reinvested       Cumulative
    Year       Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
  1995          80.580          $0.557             3.647           84.227
--------------------------------------------------------------------------------







Ending Shares                                          84.227
Ending NAV                                   x         $12.92
                                                 ------------
Investment Return                                   $1,088.21





Total Return Performance
------------------------
Investment Return                                   $1,088.21
Less Initial Investment                             $1,000.00
                                                 ------------
                                                       $88.21 / $1,000.00 x 100



Total Return:                                            8.82%

DELAWARE GROUP VOYAGEUR
TAX-FREE MINNESOTA FUND B CLASS
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                                   $1,000.00
Beginning OFFER                                                         $12.40
Initial Shares                                                          80.645


   Fiscal     Beginning       Dividends         Reinvested       Cumulative
    Year       Shares         for Period           Shares           Shares


--------------------------------------------------------------------------------
   1997        80.645          $0.572             3.750            84.395
--------------------------------------------------------------------------------







Ending Shares                                       84.395
Ending NAV                                x         $12.91
                                            --------------
Investment Return                                $1,089.54





Total Return Performance
------------------------
Investment Return                                $1,089.54
Less Initial Investment                          $1,000.00
                                            --------------
                                                    $89.54 / $1,000.00 x 100



Total Return:                                         8.95%